UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2013 (December 17, 2013)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9555 W. Sam Houston Pkwy S., Houston, Texas Suite 600	77099
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-600-3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07, Submission of Matters to a Vote of Security Holders;

The annual shareholders meeting was held on December 17, 2013. At that meeting, the shareholders voted to elect all the nominees to our board of directors as follows:

Nominees	Votes For	Votes Withheld
Gerald G. Ermentrout	8,576,850	66,840
Christopher T. Fraser	8,572,709	70,981
George W. Gilman	8,570,756	72,934
John C. Hunter, III	8,575,213	68,477
Fred C. Leonard, III	8,572,269	71,421
Stephen A. Thorington	8,575,653	68,037
Karen A. Twitchell	8,576,690	67,000

The foregoing persons compose our full board of directors.

The shareholders also voted to approve the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2014. The vote was 9,941,781 for, 21,572 against and 3,381 abstentions. The shareholders also voted to approve our executive compensation. The vote was 8,585,946 for, 13,826 against and 43,918 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Christopher T. Fraser	Date: December 19, 2013
Christopher T. Fraser,
President and Chief Executive Officer